UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2008 (June 25, 2008)

GoAmerica, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-29359	22-3693371
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

433 Hackensack Avenue
Hackensack, NJ 07601
(Address of principal executive offices) (Zip code)

(201) 996-1717
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     At our Annual Meeting of Stockholders held on June 25, 2008, our stockholders approved amendments of our 2005 Equity Compensation Plan (the “Plan”) that (i) increased the maximum number of shares available for issuance under the Plan from 2,000,000 to 3,000,000 shares of our common stock and (ii) increased the total number of shares of our common stock subject to award under the Plan to any individual during any calendar year from 400,000 to 450,000 shares. The Plan permits the grant of stock options, stock purchase rights and restricted and unrestricted stock awards to officers, employees, directors and consultants to GoAmerica, Inc. and its subsidiaries. A copy of the Amended and Restated 2005 Equity Incentive Plan reflecting these changes is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

     At our Annual Meeting of Stockholders held on June 25, 2008, our stockholders approved certain amendments to our Certificate of Incorporation and the Bylaws that (i) change the earliest date on which our Series A Preferred Stock is subject to redemption at the option of the holder to a date that is a least one year after the “Scheduled Term Loan Maturity Date,” as defined in our loan agreements, and (ii) allow our stockholders to take action by written consent in lieu of a meeting. Copies of our Second Amended and Restated Certificate of Incorporation and of our Amended and Restated Bylaws reflecting these changes are attached hereto as Exhibit 3.1and Exhibit 3.2 to this Current Report on Form 8-K.

Section 8. Other Events

Item 8.01. Other Events

     Press Release Regarding Annual Meeting

     On June 26, 2008, we issued a press release announcing that our shareholders had approved all of the proposals considered at the Annual Meeting of Stockholders held June 25, 2008. A copy of the press release is attached Exhibit 99.1 to this Current Report on Form 8-K.

     Press Release Regarding 10-Digit Dialing

     On June 25, 2008, we issued a press release announcing that we and AT&T Inc. would become the first companies to demonstrate a live point-to-point video call through a ten-digit numbering system, as described in a ruling issued on June 24, 2008 by the Federal Communications Commission. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

GoAmerica, Inc. herewith files the following exhibits:

Exhibit Number	Description
3.1	Form of Fourth Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-laws (as amended and restated through June 25, 2008).
10.1	Amended and Restated 2005 Equity Compensation Plan.
99.1	Press Release of GoAmerica, Inc., dated June 26, 2008.
99.2	Press Release of GoAmerica, Inc., dated June 25, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoAmerica, Inc. (Registrant)

By: /s/ Michael J. Pendergast Name: Michael J. Pendergast Title: General Counsel and Secretary

Date: June 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1	Form of Fourth Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-laws (as amended and restated through June 25, 2008).
10.1	Amended and Restated 2005 Equity Compensation Plan.
99.1	Press Release of GoAmerica, Inc., dated June 26, 2008.
99.2	Press Release of GoAmerica, Inc., dated June 25, 2008.